                                                                      Exhibit 24

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Thomas C. Castano, John Chieffo, Clifford
E. Kirsch, and Bernard J. Jacob, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company of New Jersey (the "Registrant") for the fiscal year ended December 31, 2004, the "Form 10-K"; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS  WHEREOF,  I have  hereunto  set my hand this 30th day of March
2005.

                                         /s/ David R. Odenath, Jr.
                                        ---------------------------------------
                                             David R. Odenath, Jr.

                                                                      Exhibit 24

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Thomas C. Castano, John Chieffo, Clifford
E. Kirsch, and Bernard J. Jacob, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company of New Jersey (the "Registrant") for the fiscal year ended December 31, 2004, the "Form 10-K"; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS  WHEREOF,  I have  hereunto  set my hand this 30th day of March
2005.

                                          /s/ Andrew J. Mako
                                        ---------------------------------------

                                              Andrew J. Mako

                                                                      Exhibit 24

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Thomas C. Castano, John Chieffo, Clifford
E. Kirsch, and Bernard J. Jacob, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company of New Jersey (the "Registrant") for the fiscal year ended December 31, 2004, the "Form 10-K"; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS  WHEREOF,  I have  hereunto  set my hand this 30th day of March
2005.

                                         /s/ C. Edward Chaplin
                                        ---------------------------------------

                                             C. Edward Chaplin

                                                                      Exhibit 24

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Thomas C. Castano, John Chieffo, Clifford
E. Kirsch, and Bernard J. Jacob, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company of New Jersey (the "Registrant") for the fiscal year ended December 31, 2004, the "Form 10-K"; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS  WHEREOF,  I have  hereunto  set my hand this 30th day of March
2005.

                                          /s/ Helen M. Galt
                                        ---------------------------------------

                                              Helen M. Galt

                                                                      Exhibit 24

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Thomas C. Castano, John Chieffo, Clifford
E. Kirsch, and Bernard J. Jacob, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company of New Jersey (the "Registrant") for the fiscal year ended December 31, 2004, the "Form 10-K"; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS  WHEREOF,  I have  hereunto  set my hand this 30th day of March
2005.

                                         /s/ Ronald P. Joelson
                                        ---------------------------------------

                                             Ronald P. Joelson

                                                                      Exhibit 24

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Thomas C. Castano, John Chieffo, Clifford
E. Kirsch, and Bernard J. Jacob, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company of New Jersey (the "Registrant") for the fiscal year ended December 31, 2004, the "Form 10-K"; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS  WHEREOF,  I have  hereunto  set my hand this 30th day of March
2005.

                                         /s/ James J. Avery, Jr.
                                        ---------------------------------------

                                             James J. Avery, Jr.